ING Life Insurance and Annuity Company and its Variable Annuity Account C Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated May 4, 2010 to the Contract Prospectus and Contract Prospectus Summary, each dated April 30, 2010.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract
Prospectus and Contract Prospectus Summary for future reference.

The following revises information in the supplement dated April 30, 2010.

The share class of the Wells Fargo Advantage Special Small Cap Value Fund that will be available under your contract in mid-July is Class A. Accordingly, all references to Class F of the Wells Fargo Advantage Special
Small Cap Value Fund are hereby deleted and replaced with Class A.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers,
LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.75962-10A May 2010